UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): September 28, 2004

                               COMDIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     0-9023                     94-2443673
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)

106 Cattlemen Road                                                 34232
Sarasota, Florida                                                (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      On September 28, 2004, Comdial Corporation (the "Company") issued a press release indicating it will appeal Nasdaq's determination to delist the Company's common stock from the OTC Bulletin Board. Comdial received notification from Nasdaq that Comdial's common stock will be delisted because the Company has not yet filed its 10-Q for the quarter ended June 30, 2004, pursuant to the requirements of NASD Rules 6530 and 6540. As previously announced on August 26, 2004, the delay in filing is due to a continuing analysis of the accounting and financial reporting for various items related to the Company's private placements. The Company is currently working with Comdial's external auditors to resolve such accounting treatment and will file its financial statements as soon as practicable. A copy of the press release is furnished herewith as Exhibit 99.1.

      The information being furnished in this Item 3.01 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

(c)   Exhibits

99.1              Press Release issued by Comdial Corporation on September 28,
                  2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMDIAL CORPORATION

                                   By: /s/ Kenneth M. Clinebell
                                       ----------------------------
                                       Kenneth M. Clinebell
                                       Chief Operating Officer
                                       Chief Financial Officer and
                                       Senior Vice President

Dated:  September 28, 2004

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release issued by Comdial Corporation on September 28,
                  2004.